UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 13, 2007
Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	000-25425 (Commission File Number)	23-2934601 (IRS Employer Identification No.)

10 North Highway 31, Pennington, New Jersey (Address of principal executive offices)	08534 (Zip Code)
Registrant’s telephone number, including area code (609) 737-0426
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
     On July 13, 2007, Loeb Partners Corporation (“Loeb”) filed a Schedule 13D in which it disclosed that Loeb. through its affiliates, had acquired more than 5% of the the Company’s issued and outstanding common stock. The Company has been advised by Loeb that the Schedule 13D contained an inadvertent error calling for the sale or complete liquidation of the Company. Loeb promptly filed an amended Schedule 13D stating that inclusion of this language was inadvertent and that such is not the intent of Loeb and its affiliates.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.
Dated:	July 13, 2007	By:	/s/ David Merclean
David Merclean
Chief Financial Officer